UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2007

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 6, 2007, the Federal Home Loan Bank of New York ("Bank") announced that John M. Scarchilli, President and Chief Executive Officer, Pioneer Savings Bank, Troy, NY; Joseph R. Ficalora, Chairman, President and CEO, New York Community Bank, Westbury, NY; Ronald E. Hermance, Chairman, President and CEO, Hudson City Savings Bank, Paramus, NJ; and Kevin J. Lynch, Chairman, President and CEO, Oritani Savings Bank, Washington Township, NJ (collectively, the "Reelected Directors") were each reelected by the Bank’s members to serve on the Board of Directors ("Board") of the Bank for three-year terms commencing January 1, 2008 and ending December 31, 2010. (All of the Reelected Directors currently serve on the Board; their terms expire on December 31, 2007.)

The reelection of the Reelected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors by Bank members specified in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Board ("FHFB"), the regulator of the Federal Home Loan Banks.

At the time of this filing, none of the Reelected Directors has been named to serve on any committee of the Board for 2008; further, whether the Reelected Directors are expected to be named to serve on any committee of the Board for 2008 has not been determined. (Mr. Scarchilli currently serves on the Audit and Housing Committees of the Board; Mr. Ficalora currently serves on the Audit and Housing Committees of the Board; Mr. Hermance currently serves on the Executive, Corporate Governance, and External Affairs Committees of the Board; and Mr. Lynch currently serves on the Executive, Compensation and Human Resources, and Housing Committees of the Board.)

Compensation of the Reelected Directors is expected be in accordance with a Director Compensation Plan ("Compensation Plan") which is currently anticipated to be voted on by the Board in January of 2008. The details of the Compensation Plan are not known at this time.

Information about the previous reappointment by the FHFB of two Directors to serve on the Board for three-year terms commencing January 1, 2008 and ending December 31, 2010 was published in a Current Report on Form 8-K dated September 20, 2007.

Additional information about the Reelected Directors is included in the FHLBNY’s Press Release dated November 6, 2007. A copy of this Press Release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 FHLBNY's Press Release dated November 6, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

November 6, 2007	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	FHLBNY's Press Release dated November 6, 2007.